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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.   20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                   AUGUST 23, 1996
                   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             BINKS MANUFACTURING COMPANY
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                       DELAWARE
            (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


            1-1416                                    36-0808480
    (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


        9201 WEST BELMONT AVENUE
         FRANKLIN PARK, ILLINOIS                         60131
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)              (ZIP CODE)


                                     847/671-3000
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




                                    NOT APPLICABLE
            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                  PAGE 1 OF 6 PAGES.


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On August 23, 1996, Binks Manufacturing Company (the "Registrant") dismissed Crowe Chizek and Company LLP ("Crowe Chizek") as its independent auditors. Effective August 24, 1996, the Registrant engaged KPMG Peat Marwick ("KPMG") as its new independent accountants to audit the Registrant's financial statements.

         (b) Crowe Chizek reported on the Registrant's financial statements for the fiscal year ended November 30, 1995. KPMG reported on the Registrant's financial statements for the fiscal year ended November 30, 1994.

         (c) The report of Crowe Chizek on the Registrant's financial statements for the fiscal year ended November 30, 1995, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The Registrant's Audit Committee recommended and the Board of Directors approved, effective as of August 23, 1996, the decision to change independent accountants.

         (e)  During the most recent fiscal year and through August 23, 1996,
(i) there had been no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crowe Chizek would have caused it to make reference thereto in its report on the financial statements for such year; and (ii) there were no reportable events (as defined in Registration S-K Item 304(a)(1)(v)).

         (f) During the most recent fiscal year and through August 23, 1996, the Registrant has not consulted with KPMG regarding the application of accounting principles to any transaction or the type of audit opinion that might be rendered on Registrants' financial statements or any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304(a)(1)(v)).

         (g) The Registrant has requested that Crowe Chizek furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

ITEM 5.  OTHER EVENTS

    In accordance with the Company's By-laws, the Board of Directors increased the number of members of the Board of Directors from 5 directors to 7 effective August 23, 1996. To fill the newly created positions resulting from such expansion, the Board of Directors elected Clifford J. Vaughan and Wayne F. Edwards to serve as directors until the next annual meeting of shareholders or until their successors have been elected and qualified.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) - (b)      Financial Statements -- None

    (c)            Exhibits:

                   Exhibit 16 - Letter from Crowe Chizek & Company LLP


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                                      SIGNATURE



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BINKS MANUFACTURING COMPANY



Date: August 28, 1996             By:  /s/ Doran J. Unschuld
                                       ---------------------------------------
                                       Doran J. Unschuld
                                       President and Chief Executive Officer


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                                    EXHIBIT INDEX



EXHIBIT       DESCRIPTION                                            PAGE
- - -------       -----------                                            ----
16            Letter from Crowe Chizek and Company LLP               5


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